Consolidated balance sheet (Parenthetical) (USD $)	Mar. 31, 2014
Consolidated balance sheet
Preferred stock, par value (in dollars per share)	$ 0.01
Preferred stock, shares authorized	50,000,000
Preferred stock, shares issued	0
Preferred stock, shares outstanding	0
Common stock, par value (in dollars per share)	$ 0.01
Common stock, shares authorized	450,000,000
Common stock, shares issued	48,365,012
Common stock, shares outstanding	48,365,012